QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2003

MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12367 (Commission File Number)	22-2906244 (I.R.S. Employer Identification Number)
2704 West Roscoe Street, Chicago, Illinois 60618 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (773) 961-2222

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits
	Exhibits	Description
	99.1	Transcript of Midway Games Inc. Conference Call dated July 29, 2003

Item 12.    Results of Operations and Financial Condition.

        On July 29, 2003, Midway Games Inc. issued a press release discussing second quarter financial results and financial guidance, a copy of which was filed with the SEC on Form 8-K on July 30, 2003. Shortly after the issuance of the July 29, 2003 press release, Midway Games Inc. held a conference call discussing second quarter financial results and financial guidance, including a question and answer period. A transcript of that call is being furnished to the SEC pursuant to this Form 8-K and is attached to this report as Exhibit 99.1.

        Unless expressly incorporated into a filing of the Registrant with the SEC, the information contained in this report shall not be deemed incorporated by reference into any such filing, regardless of any general incorporation language in any such filing.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.
August 1, 2003	By:	/s/ DAVID F. ZUCKER David F. Zucker Chief Executive Officer

3

Exhibit Index

Exhibits	Description
99.1	Transcript of Midway Games Inc. Conference Call dated July 29, 2003

QuickLinks

  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURE
Exhibit Index